Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of International Isotopes, Inc and subsidiaries (the “Company”) on Form 10-Q for the period ended March 31, 2008, as filed with the Securities and Exchange Commission (the “Form 10-Q”), I, Steve T. Laflin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

(2)

The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 9, 2008

/s/ Steve T. Laflin

Steve T. Laflin

Chief Executive Officer